Earnings Conference Call – Fourth Quarter 2014 February 4, 2014 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO & CIO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Results Q4 2014
Three months ended December 31
in thousands, except per share amounts
• Net revenue growth in the fourth quarter was primarily driven by double digit net revenue increases in the truckload and global forwarding services
• Income from operations growth in the fourth quarter was driven by net revenue growth and a year over year decline in SG&A expenses, more than offsetting higher personnel expenses
• Share repurchases positively impacted EPS growth in the fourth quarter
2014 2013 % Change 2014 2013 % Change
Total revenues $3,357,202 $3,152,882 6.5% $13,470,067 $12,752,076 5.6%
Total net revenues $501,816 $444,465 12.9% $2,007,652 $1,836,095 9.3%
Income from operations $187,728 $155,113 21.0% $748,418 $682,650 9.6%
Net income $112,947 $92,952 21.5% $449,711 $415,904 8.1%
Earnings per share (diluted) $0.77 $0.62 24.2% $3.05 $2.65 15.1%
Weighted average shares
outstanding
146,650 151,130 -3.0% 147,542 157,080 -6.1%
Average headcount 11,532 11,605 -0.6% 11,617 11,316 2.7%
Ending headcount 11,521 11,676 -1.3% 11,521 11,676 -1.3%
Twelve months ended December 31

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q4 2014
Net revenue growth exceeded total revenue growth as a result of margin expansion, declining fuel prices and a change in our mix of business
Transportation net revenue margin improvement in the fourth quarter of 2014 when compared to the fourth quarter of 2013 was driven primarily by the truckload, ocean and air results
2014 2013 % Change
Total revenues $3,010,291 $2,767,550 8.8%
Total net revenues $474,306 $416,020 14.0%
Net revenue margin 15.8% 15.0% 4.8%
Three months ended December 31
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Q1 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9% 16.2% 15.3%
Q2 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9% 15.3% 15.9%
Q3 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6% 14.9% 16.1%
Q4 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8% 15.0% 15.8%
Year 16.3% 17.8% 18.4% 17.0% 20.2% 16.8% 16.5% 15.8% 15.3% 15.8%
2014 2013 % Change
$11,921,974 $11,069,710 7.7%
$1,879,724 $1,698,395 10.7%
15.8% 15.3% 2.8%
Twelve months ended December 31

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q4 2014
2014 2013 % Change
$295,216 $256,117 15.3%
Three months ended Dec 31
TRUCKLOAD NET REVENUES in thousands
North America
Truckload
Year over year change
*Pricing and cost measures exclude the estimated impact
of the change in fuel
Truckload net revenue margins expanded in the fourth quarter when compared to the fourth quarter of 2013 driven by increased pricing and a change in our mix of freight
The truckload capacity environment remained constrained in the fourth quarter of 2014
Total truckload volume increased approximately four percent in the fourth quarter when compared to the fourth quarter of 2013
2014 2013 % Change
$1,177,990 $1,054,565 11.7%
Twelve months ended Dec 31
Quarter
YTD
Volume 3% 2%
Approximate pricing* 12% 11%
Approximate cost* 11% 10%
Net revenue margin

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	↓	↓

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q4 2014
2014 2013 % Change
$63,402 $58,839 7.8%
Three months ended Dec 31
LTL NET REVENUES in thousands
LTL
Year over year change
Total shipments increased approximately four percent in the
fourth quarter of 2014 when compared to the fourth quarter of
2013
LTL net revenue growth primarily driven by volume growth and increased customer pricing partially offset by higher capacity costs
2014 2013 % Change
$258,884 $239,477 8.1%
Twelve months ended Dec 31
Quarter
YTD
Volume 4% 7%
Pricing
Net revenue margin

↑	↑
	↑	↑

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Quarter YTD
Volume 1% -1%
Pricing
Net revenue margin
Intermodal Results Q4 2014
Net revenue growth was primarily driven by operational
improvements and increased customer pricing
Intermodal volumes were negatively impacted by rail capacity and west coast port congestion
The intermodal market continues to support price increases
2014 2013 % Change
$10,235 $9,861 3.8%
Three months ended Dec 31
INTERMODAL NET REVENUES  in thousands
Year over year change
2014 2013 % Change
$40,631 $39,084 4.0%
Twelve months ended Dec 31
INTERMODAL

Global Forwarding Results Q4 2014
Ocean, Air and Customs
2014 2013 % Change
Ocean $56,944 $46,367 22.8%
Air $19,404 $17,982 7.9%
Customs $10,824 $9,271 16.8%
Three months ended Dec 31
NET REVENUES  in thousands
OCEAN
AIR
Year over year change Year over year change
Combined Global Forwarding services net revenues increased 18.4% in the fourth quarter when compared to the fourth quarter of 2013
Global Forwarding net revenue growth was driven by margin expansion and volume growth
Cross selling initiatives are producing the intended results
2014 2013 % Change
$208,422 $187,671 11.1%
$79,125 $73,089 8.3%
$41,575 $36,578 13.7%
Twelve months ended Dec 31
Quarter
Volume
Pricing
Net revenue margin
Quarter
Volume
Pricing
Net revenue margin
YTD
YTD

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q4 2014
Other Logistics Services net revenues include transportation management services, warehousing and small parcel
Managed Services provided continued growth in Other Logistics
Services
2014 2013 % Change
$18,281 $17,583 4.0%
Three months ended Dec 31
NET REVENUES  in thousands
2014 2013 % Change
$73,097 $67,931 7.6%
Twelve months ended Dec 31

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON

Sourcing Results Q4 2014
Sourcing net revenues were impacted by a change in customer, product, and service mix
2014 2013 % Change
Total revenues $342,951 $382,098 -10.2%
Total net revenues $24,005 $25,799 -7.0%
Net revenue margin 7.0% 6.8% 3.7%
Three months ended Dec 31
SOURCING NET REVENUES  in thousands
2014 2013 % Change
$1,533,555 $1,669,134 -8.1%
$115,546 $126,950 -9.0%
7.5% 7.6% -0.9%
Twelve months ended Dec 31

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Summarized Income Statement
• Growth in personnel expense in the fourth quarter was primarily the result of our variable compensation plans that are driven by changes in net revenue and profitability
• Average headcount was down approximately .6 percent when
compared to the fourth quarter of 2013
• SG&A expenses decreased 7.9 percent when compared to the
fourth quarter of 2013, primarily driven by a decrease in our allowance for bad debt, travel, and claims expenses
Three months ended December 31
2014 2013 % Change
Total revenues $3,357,202 $3,152,882 6.5%
Total net revenues 501,816 444,465 12.9%
Personnel expenses 235,117 203,619 15.5%
Selling, general & admin 78,971 85,733 -7.9%
Total operating expenses 314,088 289,352 8.5%
Income from operations $187,728 $155,113 21.0%
Percent of net revenue 37.4% 34.9% 7.2%
2014 2013 % Change
$13,470,067 $12,752,076 5.6%
2,007,652 1,836,095 9.3%
939,021 826,661 13.6%
320,213 326,784 -2.0%
1,259,234 1,153,445 9.2%
$748,418 $682,650 9.6%
37.3% 37.2% 0.3%
Twelve months ended December 31

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Three months ended Dec 31
Dec 31, 2014
Cash & investments $128,940
Restricted cash $359,388
Current assets $2,105,459
Total assets $3,214,338
Debt $1,105,000
Stockholders’ investment $1,047,015
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
in thousands
Net cash provided by operating activities
Capital expenditures, net
Strong cash flow quarter
Total debt balance $1.105 billion
$500 million, 4.28% average coupon
$605 million drawn on new revolver,
1.29% current rate as of 12/31/14
2014
2013
% Change
$208,104
$ 164,848 26.2%
-68.7%
$4,366
$13,970

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Capital Distribution
• Capital returned to shareholders during the quarter
• $57.4 million cash dividend
• $39.7 million in cash for repurchase activity
• 517,000 shares
• Average price of $69.41 for shares repurchased
• Target is to return approximately 90% of net income to shareholders annually
2009 2010 2011 2012 (a) 2013 Q4 2014 YTD 2014
Net income $360,830 $387,026 $431,612 $447,007 $415,904 $112,947 $449,711
Capital distribution
Cash dividends paid $162,865 $168,902 $194,697 $219,313 $220,257 $57,418 $215,008
Share repurchases 266,906 157,381 250,274 255,849 807,449 (b) 39,726 176,645
Subtotal $429,771 $326,283 $444,971 $475,162 $1,027,706 $97,144 $391,653
Percent of net income
Cash dividends paid 45% 44% 45% 49% 53% 51% 48%
Open market share repurchases 74% 41% 58% 57% 194% 35% 39%
Subtotal 119% 84% 103% 106% 247% 86% 87%
(b) Includes a $500 million accelerated share repurchase.
(a) 2012 Net Income is adjusted to exclude transaction-related gains and expenses.  A reconciliation of adjusted results appears in Appendix A. 2012 Dividends exclude the fifth dividend payment made during the year.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

A look ahead
Truckload performance is important to our success in 2015
Strategic initiatives in 2015 and beyond
Freightquote integration
Global trade expansion
Sales execution with all types of customers
We will continued to invest in our business
Talent
Technology
Network
Driving towards our long term growth goals
Double digit E.P.S. growth
Growing market share

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix A: 2012 Summarized Adjusted Income Statement
In thousands, except per share amounts
Twelve months ended December 31, 2012
2012 Actual
Non-recurring
Acquisition Impacts
Non-recurring
Divestiture  Impacts
Adjusted
Total net revenues $1,717,571 $1,717,571
Personnel expenses (1) 766,006 -385 -34,207 731,414
Other operating expenses (2) 276,245 -10,225 -379 265,641
Total operating expenses 1,042,251 -10,610 -34,586 997,055
Income from operations 675,320 10,610 34,586 720,516
Investment & other income (3) 283,142 -281,551 1,591
Income before taxes 958,462 10,610 -246,965 722,107
Provision for income taxes 364,658 2,745 -92,303 275,100
Net income $593,804 7,865 -$154,662 $447,007
Net income per share (diluted) 3.67 2.76
Weighted average shares (diluted) 161,946 185 (4) 92 (5) 161,669
To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-
GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business.
1) The adjustment to personnel consists of $33 million of incremental vesting expense of our equity awards triggered by the gain on the divestiture of  T-Chek. The balance consists of transaction related bonuses.
2)
The adjustments to other operating expenses reflect fees paid to third parties for:
a)
Investment banking fees related to the acquisition of Phoenix
b)
External legal and accounting fees related to the acquisitions of Apreo and Phoenix and the divestiture of T-Chek.
3)
The adjustment to investment and other income reflects the gain from the divestiture of T-Chek.
4) The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix.
5) The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek.